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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 27, 2004


                         AMERICAN STONE INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                    0-22375                 13-3704099
(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)             File Number)          Identification No.)


      230 W. Main Street, South Amherst, Ohio               44001
     (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code: (440) 986-4501

                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 5. Other Events and Regulation FD Disclosure

        On May 27, 2004, American Stone Corporation ("ASC"), the operating subsidiary of American Stone Industries, Inc. (the "Company"), issued a press release announcing that ASC has entered into an option agreement with Trans European Securities International LLP, a European consortium, under which the consortium acquires an option to purchase approximately 900 acres of ASC's real estate located in Lorain County, Ohio, for a purchase price of $23,740,000. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 7. Financial Statements and Exhibits

        (c) Exhibits.

        99.1 Press release of the Company, dated May 27, 2004.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    AMERICAN STONE INDUSTRIES, INC.

Date:  May 27, 2004                 /s/ Russell Ciphers, Sr
                                    --------------------------------------------
                                    By:  Russell Ciphers, Sr.
                                    Title: President & Chief Executive Officer


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                                 EXHIBIT INDEX


Number            Subject Matter
------            --------------

99.1              Press release of the Company, dated May 27, 2004.




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